SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                             GERBER SCIENTIFIC, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (3) Filing Party:
    (4) Date Filed:
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                            [LOGO] GERBER SCIENTIFIC

                                                               September 7, 2004

Dear Gerber Scientific, Inc. Shareholder:

According to our latest records, we have not yet received your proxy for this year's Annual Meeting of Gerber Scientific, Inc. on September 22, 2004. Your Board of Directors has unanimously recommended that shareholders approve all proposals. There are two proposals that require an 80% vote and need your specific attention.

Your vote is important no matter how many or how few shares you may own. Whether or not you have already done so, please vote utilizing the telephone or internet option as described on the enclosed proxy card. You may also vote by signing, dating and returning the enclosed proxy card today in the envelope provided and help your company avoid the expense of further solicitation.

Thank you for your cooperation.

Very truly yours,

Gerber Scientific, Inc.
Board of Directors

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                                    IMPORTANT

  If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

                    Georgeson Shareholder Communications Inc.

                            TOLL FREE: 1-866-828-4297

                       BANKS & BROKERS CALL: 212-440-9800
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